DRAFT
                                                                        10/25/96

 [Form of Warrant Agreement - Subject to Additional Internal and Client Review]

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                          MULTIMEDIA ACCESS CORPORATION

                                       AND

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY



                                   ----------








                                WARRANT AGREEMENT





                          Dated as of ___________, 1996





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                  AGREEMENT,  dated this ____ day of ____________,  1996, by and among MULTIMEDIA ACCESS CORPORATION, a Delaware corporation (the "Company") and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent (the "Warrant Agent").
                              W I T N E S S E T H:

                  WHEREAS, in connection with (i) the offering to the public (the "Public Offering") of up to 1,800,000 shares of Common Stock (as defined in
Section 1) and 1,800,000 redeemable common stock purchase warrants (the "Warrants"), each Warrant entitling the holder thereof to purchase one additional share of Common Stock, (ii) the over-allotment option granted to National Securities Corporation, as representative of the several underwriters of the Public Offering (the "Representative") to purchase up to an additional 270,000 shares of Common Stock and/or 270,000 Warrants (the "Over-allotment Option"), and (iii) the sale to the Representative or its designees of warrants (the "Representative's Warrants") to purchase up to 180,000 shares of Common Stock and/or 180,000 Warrants, the Company will issue up to 2,250,000 Warrants (subject to increase as provided herein and in the Representative's Warrant Agreement); and

                  WHEREAS, the Company desires to provide for the issuance of certificates representing the Warrants; and

                  WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange and redemption of the Warrants, the issuance of certificates representing the Warrants, the exercise of the Warrants and the rights of the holders thereof.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants


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and the  certificates  representing  the Warrants and the respective  rights and obligations thereunder of the Company, the Representative, the holders of certificates representing the Warrants and the Warrant Agent, the parties hereto agree as follows:

                  SECTION 1. Definitions. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

                            (a) "Act" shall mean the  Securities Act of 1933, as
amended.

                            (b) "Common Stock" shall mean the  authorized  stock
of the Company of any class, whether now or hereafter authorized, which has the right to participate in the voting and in the distribution of earnings and assets of the Company without limit as to amount or percentage which at the date hereof consists of 20,000,000 shares of Common Stock, $.0001 par value per share.
                            (c)  "Commission"  shall  mean  the  Securities  and
Exchange Commission.

                            (d) "Corporate  Office" shall mean the office of the
Warrant Agent (or its successor) at which at any particular time its business in New York, New York, shall be administered, which office is located on the date hereof at 2 Broadway, 19th Floor, New York, New York 10004.

                            (e)  "Exchange   Act"  shall  mean  the   Securities
Exchange Act of 1934, as amended.

                            (f)  "Exercise  Date"  shall  mean,  subject  to the
provisions of Section 5(b) hereof, as to any Warrant, the date on which the Warrant Agent shall have received both (i) the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, and (ii) payment in cash or by official bank or certified check made payable to the Warrant Agent for the account


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z
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of the Company,  of the amount in lawful  money of the United  States of America equal to the applicable Purchase Price (as hereinafter defined) in available funds.

                            (g)  "Initial  Warrant  Exercise  Date"  shall  mean
_____________ __, 1997 [6 months from the effective date of the Registration Statement].

                            (h)  "Initial  Warrant  Redemption  Date" shall mean
_______________ __, 1998 [18 months from the effective date of the Registration Statement].

                            (i) "NASD" z shall mean the National  Association of
Securities Dealers, Inc.

                            (j) "Nasdaq" shall mean the Nasdaq Stock Market.

                            (k)   "Purchase   Price"  shall  mean,   subject  to
modification and adjustment as provided in Section 8, $[____] [120% of the initial public offering price of the Common Stock] and further subject to the Company's right, in its sole discretion, to decrease the Purchase Price for a period of not less than 30 days on not less than 30 days' prior written notice to the Registered Holders and the Representative.

                            (l) "Redemption Date" shall mean the date (which may
not occur before the Initial Warrant Redemption Date) fixed for the redemption of the Warrants in accordance with the terms hereof.

                            (m) "Redemption Price" shall mean the price at which
the Company may, at its option, redeem the Warrants, in accordance with the terms hereof, which price shall be $0.10 per Warrant, subject to adjustment from time to time pursuant to the provisions of Section 9 hereof.


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                            (n)  "Registered  Holder"  shall  mean the person in
whose name any certificate representing the Warrants shall be registered on the books maintained by the Warrant Agent pursuant to Section 6.

                            (o)   "Registration   Statement"   shall   mean  the
registration statement on Form SB-2, as amended and supplemented from time to time, relating to the Public Offering and filed with the Commission.

                            (p) "Transfer  Agent" shall mean  Continental  Stock
Transfer & Trust Company, or its authorized successor.

                            (q)   "Underwriting   Agreement"   shall   mean  the
underwriting agreement dated ______________ __, 1996 [the date of the Prospectus] between the Company and the several underwriters listed therein relating to the purchase for resale to the public of the 1,800,000 shares of Common Stock and 1,800,000 Warrants.

                            (r) "Representative's  Warrant Agreement" shall mean
the agreement dated as of _______________ __, 1996 [the date of the Prospectus] between the Company and the Representative relating to and governing the terms and provisions of the Representative's Warrants.

                            (s) "Warrant  Certificate"  shall mean a certificate
representing each of the Warrants substantially in the form annexed hereto as Exhibit A.

                            (t) "Warrant Expiration Date" shall mean, unless the
Warrants are redeemed as provided in Section 9 hereof prior to such date, 5:30 p.m. (New York time), on ______________ __, 2001 [60 months after the date of the Prospectus], or the Redemption Date as defined herein, whichever date is earlier; provided that if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:30 p.m. (New York


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time) on the next  following  day  which,  in the  State of New  York,  is not a holiday or a day on which banks are authorized to close. Upon five business days' prior written notice to the Registered Holders, the Company shall have the right to extend the Warrant Expiration Date.

                  SECTION 2.  Warrants and Issuance of Warrant Certificates.
                              ---------------------------------------------

                            (a)  Each  Warrant  shall   initially   entitle  the
Registered Holder of the Warrant Certificate representing such Warrant to purchase at the Purchase Price therefor from the Initial Warrant Exercise Date until the Warrant Expiration Date one share of Common Stock upon the exercise thereof in accordance with the terms hereof, subject to modification and adjustment as provided in Section 8.

                            (b)  Upon  execution  of  this  Agreement,   Warrant
Certificates representing the number of Warrants sold pursuant to the Underwriting Agreement (subject to modification and adjustment as provided in Section 8) shall be executed by the Company and delivered to the Warrant Agent.

                            (c) Upon exercise of the  Representative's  Warrants
as provided therein, Warrant Certificates representing all or a portion of 180,000 Warrants to purchase up to an aggregate of 180,000 shares of Common Stock (subject to modification and adjustment as provided in Section 8 hereof and in the Representative's Warrant Agreement) shall be countersigned, issued and delivered by the Warrant Agent upon written order of the Company signed by its Chairman of the Board, Chief Executive Officer, President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary

                            (d) From time to time, up to the Warrant  Expiration
Date or the Redemption Date, whichever date is earlier, the Warrant Agent shall countersign and deliver Warrant Certificates in required denominations of one or whole number multiples thereof to the


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person entitled  thereto in connection  with any transfer or exchange  permitted under this Agreement. Except as provided herein, no Warrant Certificates shall be issued except (i) Warrant Certificates initially issued hereunder, those issued pursuant to the exercise of the Over- allotment Option and those issued on or after the Initial Warrant Exercise Date, upon the exercise of fewer than all Warrants held by the exercising Registered Holder, (ii) Warrant Certificates issued upon any transfer or exchange of Warrants, (iii) Warrant Certificates
issued  in  replacement  of  lost,   stolen,   destroyed  or  mutilated  Warrant
Certificates pursuant to Section 7, (iv) Warrant Certificates issued pursuant to the Representative's Warrant Agreement, and (v) at the option of the Company, Warrant Certificates in such form as may be approved by its Board of Directors, to reflect any adjustment or change in the Purchase Price, the number of shares of Common Stock purchasable upon exercise of the Warrants or the Redemption Price therefor made pursuant to Section 8 hereof.

                  SECTION 3.  Form and Execution of Warrant Certificates.
                              ------------------------------------------
                            (a) The Warrant  Certificates shall be substantially
in the form annexed hereto as Exhibit A (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant


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Certificates) and issued in registered form. Warrants shall be numbered serially with the letter W on the Warrants.

                            (b) Warrant Certificates shall be executed on behalf
of the Company by its Chairman of the Board, Chief Executive Officer, President or any Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before the date of issuance of the Warrant Certificates or before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company. After countersignature by the Warrant Agent, Warrant Certificates shall be delivered by the Warrant Agent to the Registered Holder promptly and without further action by the Company, except as otherwise provided by Section 4(a) hereof.

                 SECTION 4. Exercise.
                            --------
                            (a) Warrants in denominations of one or whole number
multiples thereof may be exercised by the Registered Holder thereof commencing at any time on or after the Initial Warrant Exercise Date, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date provided that the Warrant Certificate representing such Warrant, with the exercise


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form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, together with payment in cash or by check made payable to the Warrant Agent for the account of the Company of an amount in lawful money of the United States of America equal to the applicable purchase price, have been received by the Warrant Agent. The person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder, upon exercise thereof, as of the close of business on the Exercise Date. If Warrants in denominations other than whole number multiples thereof shall be exercised at one time by the same Registered Holder, the number of full shares of Common Stock which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of full shares of Common Stock issuable upon such exercise. As soon as practicable on or after the Exercise Date and in any event within five business days after such date, if one or more Warrants have been exercised, the Warrant Agent on behalf of the Company shall cause to be issued to the person or persons entitled to receive the same a Common Stock certificate or certificates for the shares of Common Stock deliverable upon such exercise, and the Warrant Agent shall deliver the same to the person or persons entitled thereto. Upon the exercise of any one or more Warrants, the Warrant Agent shall promptly notify the Company in writing of such fact and of the number of securities delivered upon such exercise and, subject to subsection (b) below, shall cause all payments of an amount in cash or by check made payable to the order of the Company, equal to the Purchase Price, to be deposited promptly in the Company's bank account.

                            (b) The  Company  shall  not be  required  to  issue
fractional shares on the exercise of Warrants. Warrants may only be exercised in such multiples as are required to permit the issuance by the Company of one or more whole shares. If two or more Warrants shall be presented for exercise in full at the same time by the same Registered Holder, the


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number of whole shares which shall be issuable upon such exercise  thereof shall be computed on the basis of the aggregate number of shares purchasable on exercise of the Warrants so presented. If any fraction of a share would, except for the provisions provided herein, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to such fraction multiplied by the then current market value of a share of Common Stock, determined as follows:

                  (1) If the Common Stock is listed, or admitted to unlisted trading privileges on a national securities exchange, or is traded on Nasdaq, the current market value of a share of Common Stock shall be the closing sale price of the Common Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Warrants on whichever of such exchanges or Nasdaq had the highest average daily trading volume for the Common Stock on such day; or

                  (2) If the Common Stock is not listed or admitted to unlisted trading privileges on any national securities exchange, or listed, quoted or reported for trading on Nasdaq, but is traded in the over-the-counter market, the current market value of a share of Common Stock shall be the average of the last reported bid and asked prices of the Common Stock reported by the National Quotation Bureau, Inc. on the last business day prior to the date of exercise of the Warrants; or
                  (3) If the Common Stock is not listed, admitted to unlisted trading privileges on any national securities exchange, or listed, quoted or reported for trading on Nasdaq, and bid and asked prices of the Common Stock are not reported by the National Quotation Bureau, Inc., the current market value of a share of Common Stock shall be an amount, not less than the book value thereof as of the end of the most recently completed fiscal quarter of the Company ending


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prior  to the  date of  exercise,  determined  by the  members  of the  Board of
Directors of the Company exercising good faith and using customary valuation methods.

                 SECTION 5.  Reservation of Shares; Listing; Payment of Taxes;
                             -------------------------------------------------
                             etc.
                             ----
                            (a) The Company  covenants that it will at all times
reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery thereof, be duly and validly issued and fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

                            (b) The Company  covenants that if any securities to
be reserved for the purpose of exercise of Warrants hereunder require registration with, or approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will file a registration statement under the federal securities laws or a post-effective amendment, use its best efforts to cause the same to become effective and to keep such registration statement current while any of the Warrants are outstanding and deliver a prospectus which complies with Section 10(a)(3) of the Act, to the Registered Holder exercising the Warrant (except, if in the opinion of counsel to the Company, such registration is not required under the federal securities law or if the Company receives a letter from the staff of the Commission stating that it would not take any enforcement action if such registration is not effected). The Company will use its best efforts to obtain appropriate


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approvals or  registrations  under state "blue sky" securities laws with respect to any such securities. However, Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

                            (c) The Company shall pay all documentary,  stamp or
similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance or delivery of any shares of Common Stock upon exercise of the Warrants; provided, however, that if shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

                            (d)  The   Warrant   Agent  is  hereby   irrevocably
authorized as the Transfer Agent to requisition from time to time certificates representing shares of Common Stock or other securities required upon exercise of the Warrants, and the Company will comply with all such requisitions.

                 SECTION 6.  Exchange and  Registration  of  Transfer.
                             ----------------------------------------
                            (a) Warrant  Certificates may be exchanged for other
Warrant Certificates representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part. Warrant Certificates to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and, upon satisfaction of the terms and provisions hereof, the Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.


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                            (b) The Warrant  Agent  shall  keep,  at its office,
books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof in accordance with customary practice. Upon due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants of the same class.

                            (c)  With   respect  to  all  Warrant   Certificates
presented for registration of transfer, or for exchange or exercise, the subscription or exercise form, as the case may be, on the reverse thereof shall be duly endorsed or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company and the Warrant Agent, duly executed by the Registered Holder thereof or his attorney-in-fact duly authorized in writing.

                            (d) A service  charge may be imposed by the  Warrant
Agent for any exchange or registration of transfer of Warrant Certificates. In addition, the Company may require payment by such Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                            (e)  All  Warrant   Certificates   surrendered   for
exercise or for exchange in case of mutilated Warrant Certificates shall be promptly canceled by the Warrant Agent and thereafter retained by the Warrant Agent until termination of this Agreement.

                            (f) Prior to due  presentment  for  registration  of
transfer thereof, the Company and the Warrant Agent may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a


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duly  authorized  officer of the Company or the Warrant  Agent) for all purposes and shall not be affected by any notice to the contrary.

                  SECTION 7. Loss or Mutilation. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and (in the case of loss, theft or destruction) of indemnity satisfactory to them, and (in case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall (in the absence of notice to the Company and/or the Warrant Agent that a new Warrant Certificate has been acquired by a bona fide purchaser) countersign and deliver to the Registered Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

                  SECTION 8. Adjustment of Purchase Price and Number of Shares of Common Stock Deliverable.

                            (a) Except as hereinafter provided, in the event the
Company shall, at any time or from time to time after the date hereof and prior to the Warrant Expiration Date, issue or sell any shares of Common Stock for a consideration per share less than the Purchase Price or issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Purchase Price for the Warrants (whether or not the same shall be issued and outstanding) in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent


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to the nearest cent)  determined by dividing (i) the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such Change of Shares, multiplied by the Purchase Price in effect immediately prior to such Change of Shares and (b) the consideration, if any, received by the Company upon such sale, issuance, subdivision or combination, by (ii) the total number of shares of Common Stock outstanding immediately after such Change of Shares; provided, however, that in no event shall the Purchase Price be adjusted pursuant to this computation to an amount in excess of the Purchase Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock.

                 For the purposes of any adjustment to be made in accordance with this Section 8(a), the following provisions shall be applicable:

                            (A) In case of the  issuance  or sale of  shares  of
Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be cash, the amount of the cash portion of the consideration therefor deemed to have been received by the Company shall be (i) the subscription price, if shares of Common Stock are offered by the Company for subscription, or (ii) the public offering price (before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith), if such securities are sold to underwriters or dealers for public offering without a subscription offering, or (iii) the gross amount of cash actually received by the Company for such securities, in any other case.

                            (B) In case of the issuance or sale  (otherwise than
as a dividend or other distribution on any stock of the Company, and otherwise than on the exercise of options, rights


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or  warrants  or the  conversion  or exchange  of  convertible  or  exchangeable securities) of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash deemed to have been received by the Company shall be the value of such consideration as determined in good faith by the Board of Directors of the Company, using customary valuation methods and on the basis of prevailing market values for similar property or services.

                            (C)  Shares  of  Common  Stock  issuable  by  way of
dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                            (D)  The   reclassification  of  securities  of  the
Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (B) of this
Section 8(a).

                            (E) The number of shares of Common  Stock at any one
time outstanding shall be deemed to include the aggregate maximum number of shares issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.


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



                            (b)  Upon  each  adjustment  of the  Purchase  Price
pursuant to this Section 8, the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be the number derived by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the applicable adjusted Purchase Price.

                            (c) In case the Company  shall at any time after the
date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined as provided in Sections 8(a) and 8(b) and as provided below) less than the Purchase Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration (including the issuance of any such securities by way of dividend or other distribution), the Purchase Price for the Warrants (whether or not the same shall be issued and outstanding) in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making the computation in accordance with the provisions of Sections 8(a) and 8(b) hereof, provided that:

                            (A) The aggregate maximum number of shares of Common
Stock, as the case may be, issuable or that may become issuable under such options, rights or warrants (assuming exercise in full even if not then currently exercisable or currently exercisable in full) shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration, if any, received by the Company for such options, rights or warrants; provided, however, that upon the expiration


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



or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (A) (and for the purposes of subsection (E) of Section 8(a) hereof) shall be reduced by the number of shares as to which options, warrants and/or rights shall have expired, and such number of shares shall no longer be deemed to be issued and outstanding, and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the shares actually issued plus the shares remaining issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

                            (B) The aggregate maximum number of shares of Common
Stock issuable or that may become issuable upon conversion or exchange of any convertible or exchangeable securities (assuming conversion or exchange in full even if not then currently convertible or exchangeable in full) shall be deemed to be issued and outstanding at the time of issuance of such securities, for a consideration equal to the consideration received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection
(B) (and for the purposes of subsection (E) of Section 8(a) hereof) shall be reduced by the number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on


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the basis of the  issuance  only of the shares  actually  issued plus the shares
remaining   issuable  upon  conversion  or  exchange  of  those  convertible  or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

                            (C) If any change shall occur in the price per share
provided for in any of the options, rights or warrants referred to in subsection
(A) of this Section 8(c), or in the price per share or ratio at which the securities referred to in subsection (B) of this Section 8(c) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, to the extent not theretofore exercised, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities.

                            (d) In case of any  reclassification  or  change  of
outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary of the Company in which merger the Company is the continuing corporation) and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation,


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



merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Registered Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and shall forthwith file at the Corporate Office of the Warrant Agent a statement signed by its Chief Executive Officer, President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provision. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Sections 8(a), (b) and (c). The above provisions of this Section 8(d) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

                            (e)  Irrespective  of any  adjustments or changes in
the Purchase Price or the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrant Certificates pursuant to Section 2(e) hereof, continue to express the Purchase Price per share and the number of shares purchasable thereunder as the Purchase Price per share and the number of shares purchasable thereunder were expressed in the Warrant Certificates when the same were originally issued.

                            (f) After  each  adjustment  of the  Purchase  Price
pursuant to this Section 8, the Company will promptly prepare a certificate signed by the Chairman, Chief Executive


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



Officer or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Purchase Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with the Warrant Agent and cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder at his last address as it shall appear on the registry books of the Warrant Agent. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of an officer of the Warrant Agent or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                            (g) No  adjustment  of the  Purchase  Price shall be
made as a result of or in connection with (A) the issuance or sale of shares of Common Stock pursuant to options, warrants, stock purchase agreements and convertible or exchangeable securities outstanding or in effect on the date hereof and on the terms described in the final prospectus relating to the public offering contemplated by the Underwriting Agreement; or (B) the issuance or sale of shares of Common Stock if the amount of said adjustment shall be less than $.10, provided, however, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that shall amount, together with any adjustment so carried forward, to at least $.10. In addition, Registered Holders shall not be entitled to cash dividends paid by the Company prior to the exercise of any Warrant or Warrants held by them.


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



                  SECTION 9. Redemption.
                             ----------
                            (a)  Commencing  on the Initial  Warrant  Redemption
Date, the Company may, on 30 days' prior written notice, redeem the Warrants at ten cents ($.0.10) per Warrant, provided, however, that before any such call for redemption of Warrants can take place, the average closing bid price for the Common Stock as reported by Nasdaq, if the Common Stock is then traded on the Nasdaq Small Cap Market (or the average closing sale price, if the Common Stock is then traded on Nasdaq/NM or on a national securities exchange) shall have equalled or exceeded $[____] [250% of the exercise price of the Warrants] per share for any twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth trading day prior to the date on which the notice contemplated by subsections (b) and (c) below is given (subject to adjustment in the event of any stock splits or other similar events as provided in Section 8 hereof).

                            (b) In case the Company shall  exercise its right to
redeem all of the Warrants, it shall give or cause to be given notice to the Registered Holders of the Warrants, by mailing to such Registered Holders a notice of redemption, first class, postage prepaid, at their last address as shall appear on the records of the Warrant Agent. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice. Not less than five
(5) business days prior to the mailing to the Registered Holders of the Warrants of the notice of redemption, the Company shall deliver or cause to be delivered to the Representative a similar notice telephonically and confirmed in writing together with a list of the Registered Holders (including their respective addresses and number of Warrants beneficially owned) to whom such notice of redemption has been or will be given.


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



                            (c) The notice of  redemption  shall specify (i) the
redemption price, (ii) the Redemption Date, which shall in no event be less than thirty (30) days after the date of mailing of such notice, (iii) the place where the Warrant Certificate shall be delivered and the redemption price shall be paid, and (iv) that the right to exercise the Warrant shall terminate at 5:30 p.m. (New York time) on the business day immediately preceding the date fixed for redemption. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Warrant Agent or the Secretary or Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                            (d) Any right to exercise a Warrant shall  terminate
at 5:30 p.m. (New York time) on the business day immediately preceding the Redemption Date. The redemption price payable to the Registered Holders shall be mailed to such persons at their addresses of record.

                            (e) The Company shall  indemnify the  Representative
and each person, if any, who controls National within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from the registration statement or prospectus referred to in Section 5(b) hereof to the same extent and with the same effect (including the provisions regarding contribution) as the provisions pursuant to which the Company has agreed to indemnify the Representative contained in Section 7 of the Underwriting Agreement.


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



                            (f) Five business days prior to the Redemption Date,
the Company shall furnish to the Representative (i) an opinion of counsel to the Company, dated such date and addressed to the Representative, and (ii) a "cold comfort" letter dated such date addressed to the Representative, signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                 SECTION 10.  Concerning  the Warrant  Agent.
                              ------------------------------
                            (a) The Warrant Agent acts hereunder as agent and in
a ministerial capacity for the Company and the Representative, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or value or authorization of the Warrant Certificates or the Warrants represented thereby or of any securities or other property delivered upon exercise of any Warrant or whether any stock issued upon exercise of any Warrant is fully paid and nonassessable.

                            (b) The Warrant Agent shall not at any time be under
any duty or responsibility to any holder of Warrant Certificates to make or cause to be made any adjustment of the Purchase Price or the Redemption Price provided in this Agreement, or to determine whether any fact exists which may require any such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in


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making the same. It shall not (i) be liable for any recital or statement of fact contained herein or for any action taken, suffered or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant Certificate, or (iii) be liable for any act or omission in connection with this Agreement except for its own negligence, bad faith or willful misconduct.

                            (c) The Warrant  Agent may at any time  consult with
counsel satisfactory to it (who may be counsel for the Company or for National) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel

                            (d) Any  notice,  statement,  instruction,  request,
direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by the Chairman of the Board of Directors, Chief Executive Officer, President or any Vice President (unless other evidence in respect thereof is herein specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand reasonably believed by it to be genuine.

                            (e) The  Company  agrees  to pay the  Warrant  Agent
reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder; the Company further agrees to indemnify the Warrant Agent and save it harmless from and against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties


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



and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's negligence, bad faith or willful misconduct.

                            (f) The  Warrant  Agent may resign its duties and be
discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own gross negligence or willful misconduct), after giving 30 days' prior written notice to the Company. At least 15 days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holder of each Warrant Certificate at the Company's expense. Upon such resignation, or any inability of the Warrant Agent to act as such hereunder, the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 15 days after it has been notified in writing of such resignation by the resigning Warrant Agent, then the Registered Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company having a capital and surplus, as shown by its last published report to its stockholders, of not less than $10,000,000 or a stock transfer company. After acceptance in writing of such appointment by the new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Warrant Agent and


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



shall forthwith cause a copy of such notice to be mailed to the Registered Holder of each Warrant Certificate.

                            (g) Any corporation  into which the Warrant Agent or
any new warrant agent may be converted or merged, any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent or any new warrant agent shall be a successor warrant agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed to the Company and to the Registered Holders of each Warrant Certificate.

                            (h)  The  Warrant  Agent,   its   subsidiaries   and
affiliates, and any of its or their officers or directors, may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effect as though it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity. (i) The Warrant Agent shall retain for a period of two years from the date of exercise any Warrant Certificate received by it upon such exercise. SECTION 11. Modification of Agreement. The Warrant Agent and the Company may by supplemental agreement make any changes or corrections in this Agreement

                            (i) that they  shall  deem  appropriate  to cure any
ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adversely


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



affect the interests of the holders of Warrant Certificates; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders representing not less than 66-2/3% of the Warrants then outstanding; provided, further, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or to increase the Purchase Price therefor or to accelerate the Warrant Expiration Date, shall be made without the consent in writing of the Registered Holder of the Warrant Certificate representing such Warrant, other than such changes as are presently specifically prescribed by this Agreement as originally executed. In addition, this Agreement may not be modified, amended or supplemented without the prior written consent of National, other than to cure any ambiguity or to correct any provision which is inconsistent with any other provision of this Agreement or to make any such change that is necessary or desirable and which shall not adversely affect the interests of National and except as may be required by law.

                  SECTION 12.  Notices.
                               -------
                  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class registered or certified mail, postage prepaid, as follows: if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Warrant Agent; if to the Company at 2665 Villa Creek Drive, Dallas, Texas 75234, Attention:
Glenn A. Norem, Chief Executive Officer, or at such other address as may have been furnished to the Warrant Agent in writing by the Company; and if to the Warrant Agent, at its Corporate Office. Copies of any notice delivered pursuant to this Agreement shall also be delivered to National Securities Corporation, 1001 Fourth Avenue, Suite 2200, Seattle, Washington 98154-


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



1100, Attention: General Counsel, or at such other address as may have been furnished to the Company and the Warrant Agent in writing.

                  SECTION 13.  Governing Law.
                               -------------
                  This   Agreement   shall  be  governed  by  and  construed  in
accordance with the laws of the State of New York without giving effect to conflicts of laws.

                  SECTION 14.  Binding Effect.
                               --------------
                  This Agreement shall be binding upon and inure to the benefit of the Company, National, the Warrant Agent and their respective successors and assigns and the holders from time to time of Warrant Certificates or any of them. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

                  SECTION 15.  Termination.
                               -----------
                  This Agreement shall terminate at the close of business on the Expiration Date of all of the Warrants or such earlier date upon which all Warrants have been exercised or redeemed, except that the Warrant Agent shall account to the Company for cash held by it and the provisions of Section 10 hereof shall survive such termination.

                  SECTION 16.  Counterparts.
                               ------------
                  This Agreement may be executed in several counterparts, which taken together shall constitute a single document.


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



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

[SEAL]
                                             MULTIMEDIA ACCESS CORPORATION


                                             By:
                                                --------------------------------
                                                Glenn A. Norem
                                                Chief Executive Officer

Attest:


By:
   --------------------------
Name:
Title:

                                             CONTINENTAL STOCK TRANSFER & TRUST
                                             COMPANY,
                                              As Warrant Agent


                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT A
                                                                       ---------


No. W                                                 VOID AFTER _________, 2001

                                                      WARRANTS


                        REDEEMABLE WARRANT CERTIFICATE TO
                         PURCHASE SHARES OF COMMON STOCK

                          MULTIMEDIA ACCESS CORPORATION

                                            CUSIP_______

THIS CERTIFIES THAT, FOR VALUE RECEIVED


or registered assigns (the "Registered Holder") is the owner of the number of Redeemable Warrants (the "Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $.001 par value, of Multimedia Access Corporation, a Delaware corporation (the "Company"), at any time between , 1997 (the "Initial Warrant Exercise Date"), and the Expiration Date (as hereinafter defined) upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of Continental Stock Transfer & Trust Company, as warrant agent, or its successor (the "Warrant Agent"), accompanied by payment of $[_____] [120% of the initial public offering price of the Common Stock], subject to adjustment (the "Purchase Price"), in lawful money of the United States of America in cash or by check made payable to the Warrant Agent for the account of the Company.

                This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated , 1996 [date of the Prospectus], by and among the Company, National Securities Corporation and the Warrant Agent.

                In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

                Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional interests will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the


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



surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

                The term "Expiration Date" shall mean 5:30 p.m. (New York time) on ___________, 2001 [fifty-four (54) months after the Initial Warrant Exercise Date]. If each such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:30 p.m. (New York time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

                The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to such securities is effective or an exemption thereunder is available. The Company has covenanted and agreed that it will file a registration statement under the Federal securities laws, use its best efforts to cause the same to become effective, use its best efforts to keep such registration statement current, if required under the Act, while any of the Warrants are outstanding, and deliver a prospectus which complies with Section 10(a)(3) of the Act to the Registered Holder exercising this Warrant. This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

                This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment and payment of any tax or other charge imposed in connection therewith or incident thereto, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

                Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

                Subject to the provisions of the Warrant Agreement, this Warrant may be redeemed at the option of the Company, at a redemption price of $0.01 per Warrant, at any time commencing after ______________, 1998 [18 months after the effective date of the Registration Statement], provided that the average closing bid price for the Common Stock as reported by the Nasdaq Small Cap Market, if the Common Stock is then traded on the Nasdaq Small Cap Market (or the average closing sale price, if the Common Stock is then traded on the Nasdaq National Market or a national securities exchange), shall have equalled or exceeded $ per share [250% of the exercise price of the warrants] for any twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth trading day prior to the Notice of Redemption, as defined below (subject to adjustment in the event of any stock splits or other similar events). Notice of redemption (the "Notice of Redemption") shall be given not later than


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



the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Warrants except to receive the $0.01 per Warrant upon surrender of this Warrant Certificate.

                  Under certain circumstances, National Securities Corp. shall be entitled to receive an aggregate of five percent of the purchase price of the Warrants represented hereby.

                Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

                This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws.

                This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

                IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

Dated:

                              MULTIMEDIA ACCESS CORPORATION
[SEAL]


                              By:
                                 -----------------------------------------------
                                 Glenn A. Norem
                                 Chief Executive Officer


                              By:
                                 -----------------------------------------------
                                 William S. Leftwich
                                 Chief Financial Officer and Assistant Secretary

COUNTERSIGNED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent


By:
     Authorized Officer


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



                                SUBSCRIPTION FORM
                                -----------------

                     To Be Executed by the Registered Holder
                          in Order to Exercise Warrants

                The undersigned Registered Holder hereby irrevocably elects to exercise _________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

                          PLEASE INSERT SOCIAL SECURITY
                           OR OTHER IDENTIFYING NUMBER

                            --------------------------

                            --------------------------

                            --------------------------

                            --------------------------
                     (please print or type name and address)

and be delivered to

                            --------------------------

                            --------------------------

                            --------------------------

                            --------------------------
                    (please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

                    IMPORTANT: PLEASE COMPLETE THE FOLLOWING

            1. The exercise of this Warrant was solicited by National Securities
               Corporation unless the following box is checked.              |_|

            2. The exercise of this Warrant was solicited by ______________. |_|

            3. If  the exercise of  this Warrant was not solicited, please check
               the following box.                                            |_|

Dated: _____________________                          X_________________________

                                                       _________________________

                                                       _________________________
                                                               Address


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



                                   ASSIGNMENT
                                   ----------

                     To Be Executed by the Registered Holder
                           in Order to Assign Warrants

                FOR VALUE RECEIVED, _________________, hereby sells, assigns and transfers unto

                        PLEASE INSERT SOCIAL SECURITY OR
                            OTHER IDENTIFYING NUMBER\

                            ------------------------

                            ------------------------

                            ------------------------

                            ------------------------
                     (please print or type name and address)

________________________of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints_________________________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated: ____________________                       X _______________________
                                                    Signature Guaranteed

                                                    _______________________


THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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